UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                          MISSION WEST PROPERTIES, INC.
                (Name of Registrant as Specified In Its Charter)

             -------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                          MISSION WEST PROPERTIES, INC.
                               ------------------
                            ------------------------

                       SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE 2009 ANNUAL STOCKHOLDERS' MEETING



     The undersigned hereby appoints Carl E. Berg and Raymond V. Marino, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all shares of common stock of Mission West Properties, Inc. (the "Company") held of record by the undersigned in favor of each proposal designated on this Proxy Card and to vote the shares of the undersigned in their discretion with respect to other matters that properly come before the 2009 Annual Stockholders' Meeting (the "Annual Meeting") to be held on May 20, 2009 and any adjournment of the Annual Meeting.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2.

     PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.



------------------------------------------------------------------------------------------------------------------------------------
                                                           DETACH HERE
[X]    Please mark vote as in
       this example


1.  Election of Directors                                         2.  Ratify the selection of Burr, Pilger & Mayer, LLP as our
    Nominees:  01 Carl E. Berg  02 William A. Hasler                  independent registered public accounting firm for the
    03 Lawrence B. Helzel  04 Raymond V. Marino  05 Martin S.         fiscal year ending December 31, 2009.
    Roher
                                                                              FOR                 AGAINST             ABSTAIN
                                                                              [ ]                   [ ]                 [ ]
    [ ] Vote FOR                        [ ] Vote WITHHELD
        all nominees                        from all nominees
        (except as marked)


    Instructions: To withhold authority to vote for any               Such other business as may properly come before the
    indicated nominee, write the number(s) of the nominee(s)          meeting or any adjournment thereof.
    in the box provided below.
    ___________________________________________________
   |                                                   |
   |___________________________________________________|


                                                                      MARK HERE FOR
--------------------------------------------------------              ADDRESS CHANGE      [ ]
                          Name                                        AND NOTE AT LEFT


--------------------------------------------------------
                     Street Address                                   Please sign  exactly as name  appears  hereon.  Joint  owners
                                                                      should  each  sign.  Executors,   administrators,   trustees,
                                                                      guardians  or other  fiduciaries  should  give full  title as
--------------------------------------------------------              such.  If signing for a corporation  or other entity,  please
    City               State    Country     Zip Code                  sign  in  full  corporate  or  other  entity  name  by a duly authorized officer.

[ ]  Please  check  here if you plan on  attending  the 2009  Annual
     Stockholders' Meeting.


Signature: __________________________________   Date:                 Signature:___________________________________   Date:

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